UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-09243
                                                    ------------

                            The Gabelli Utility Trust
               ---------------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
               ---------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                   Date of reporting period: December 31, 2004
                                             -----------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



                                                                  [LOGO OMITTED]
                                                       THE GABELLI UTILITY TRUST

                            THE GABELLI UTILITY TRUST

                                  Annual Report
                                December 31, 2004



TO OUR SHAREHOLDERS,

      The Sarbanes-Oxley Act requires a fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

      Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

      Enclosed are the audited financial statements and the investment portfolio as of December 31, 2004.


COMPARATIVE RESULTS
--------------------------------------------------------------------------------

                                 AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2004 (A)
                                 ----------------------------------------------------
                                                                                                  Since
                                                                                                Inception
                                                            QUARTER   1 YEAR   3 YEAR   5 YEAR   (7/9/99)
                                                            -------   ------   ------   ------   --------
  GABELLI UTILITY TRUST NAV RETURN (B) ....................  8.71%    13.43%    9.16%    9.17%     9.02%
  GABELLI UTILITY TRUST INVESTMENT RETURN (C) ............. (1.96)     5.11     7.33    13.23     12.73

  S&P 500 Utility Index ................................... 12.18     24.28     3.18     3.73      1.32
  Lipper Utility Fund Average ............................. 11.91     23.40     4.87     0.47      1.48

  (a)RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES OF THE FUND BEFORE INVESTING. THE S&P 500 UTILITY INDEX IS AN UNMANAGED INDICATOR OF ELECTRIC AND GAS UTILITY STOCK PERFORMANCE, WHILE THE LIPPER AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF OPEN-END MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY. DIVIDENDS ARE CONSIDERED REINVESTED. PERFORMANCE FOR PERIODS LESS THAN ONE YEAR IS NOT ANNUALIZED.
  (b)TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN NET ASSET VALUE ("NAV"), REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATE AND ADJUSTMENTS FOR RIGHTS OFFERINGS, AND ARE NET OF EXPENSES. SINCE INCEPTION RETURN BASED ON INITIAL NET ASSET VALUE OF $7.50.
  (c)TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN CLOSING MARKET VALUES ON THE NEW YORK STOCK EXCHANGE, REINVESTMENT OF DISTRIBUTIONS AND ADJUSTMENTS FOR RIGHTS OFFERINGS. SINCE INCEPTION RETURN BASED ON INITIAL NET ASSET VALUE OF $7.50.
--------------------------------------------------------------------------------
                                                           Sincerely yours,

                                                           /s/ BRUCE N. ALPERT

                                                           Bruce N. Alpert
                                                           President
February 24, 2005

                            THE GABELLI UTILITY TRUST
                    SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)


Under SEC rules, all funds are required to include in their annual and semi-annual shareholder reports a presentation of portfolio holdings in a table, chart or graph by reasonably identifiable categories. The following table which presents portfolio holdings as a percent of total investments is provided in compliance with such requirement.


Energy and Utilities: Integrated .....................  29.5%
U.S. Government Obligations ..........................  22.8%
Energy and Utilities: Electric .......................  17.6%
Energy and Utilities: Natural Gas ....................  10.5%
Repurchase Agreements ................................   9.6%
Telecommunications ...................................   3.8%
Energy and Utilities: Water ..........................   2.4%
Cable and Satellite ..................................   1.8%
Diversified Industrial ...............................   0.8%
Wireless Communications ..............................   0.5%
Environmental Services ...............................   0.2%
Equipment and Supplies ...............................   0.2%
Metals and Mining ....................................   0.2%
Communications Equipment .............................   0.1%
Agriculture ..........................................   0.0%
Energy and Utilities: Oil ............................   0.0%
                                                       ------
                                                       100.0%
                                                       ======

THE UTILITY TRUST (THE "TRUST") FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE FIRST OF WHICH WAS FILED FOR THE QUARTER ENDED SEPTEMBER 30, 2004. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE TRUST AT 800-GABELLI (800-422-3554). THE TRUST'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE
COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PROXY VOTING: The Trust files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Trust's proxy voting policies and procedures are available
(i) without charge, upon request, by calling 800-GABELLI (800-422-3554); (ii) by writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; and
(iii)  by  visiting  the  Securities  and  Exchange   Commission's   website  at
www.sec.gov.

                            THE GABELLI UTILITY TRUST
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2004

                                                            MARKET
     SHARES                                  COST           VALUE
     ------                                  ----           ------

             COMMON STOCKS -- 66.7%
             AGRICULTURE -- 0.0%
        800  Cadiz Inc.+ ............... $      3,000    $     11,400
                                         ------------    ------------
             CABLE AND SATELLITE -- 1.8%
    100,000  DIRECTV Group Inc.+ .......    1,648,749       1,674,000
     55,000  EchoStar Communications
               Corp., Cl. A ............    1,759,753       1,828,200
     25,000  Liberty Media International
               Inc., Cl. A+ ............    1,003,352       1,155,750
                                         ------------    ------------
                                            4,411,854       4,657,950
                                         ------------    ------------
             COMMUNICATIONS EQUIPMENT -- 0.1%
     70,000  Furukawa Electric Co. Ltd.+      458,298         388,016
                                         ------------    ------------
             DIVERSIFIED INDUSTRIAL -- 0.8%
      3,250  Brascan Corp., Cl. A ......       78,410         117,032
     19,000  Catalytica Energy
               Systems Inc.+ ...........      167,153          42,940
     50,000  General Electric Co. ......    1,627,280       1,825,000
                                         ------------    ------------
                                            1,872,843       1,984,972
                                         ------------    ------------
             ENERGY AND UTILITIES: ELECTRIC -- 17.6%
    230,000  AES Corp.+ ................    1,158,570       3,144,100
    369,400  Allegheny Energy Inc.+ ....    3,864,370       7,280,874
     24,000  ALLETE Inc. ...............      749,469         882,000
     45,000  American Electric Power
               Co. Inc. ................    1,396,114       1,545,300
     20,000  Calpine Corp.+ ............       52,600          78,800
     20,000  Cleco Corp. ...............      364,947         405,200
    115,000  DPL Inc. ..................    2,241,615       2,887,650
     25,000  DTE Energy Co. ............    1,021,956       1,078,250
    200,000  Duquesne Light Holdings Inc.   3,488,741       3,770,000
     90,000  Edison International ......    1,794,977       2,882,700
    200,000  El Paso Electric Co.+ .....    2,637,085       3,788,000
     45,000  FPL Group Inc. ............    2,640,339       3,363,750
    105,000  Great Plains Energy Inc. ..    3,272,187       3,179,400
     41,000  Green Mountain Power Corp.       893,905       1,182,030
     22,500  Pepco Holdings Inc. .......      449,918         479,700
    105,000  TECO Energy Inc. ..........    1,580,547       1,610,700
     33,000  TXU Corp. .................      541,115       2,130,480
     22,000  UIL Holdings Corp. ........      966,711       1,128,600
    221,000  Unisource Energy Corp. ....    5,337,120       5,328,310
                                         ------------    ------------
                                           34,452,286      46,145,844
                                         ------------    ------------
             ENERGY AND UTILITIES: INTEGRATED -- 29.3%
     75,000  Alliant Energy Corp. ......    1,824,382       2,145,000
     20,000  Ameren Corp. ..............      892,320       1,002,800
    434,000  Aquila Inc.+ ..............    1,281,710       1,601,460
        500  Avista Corp. ..............        5,575           8,835
     28,000  Black Hills Corp. .........      838,957         859,040
     48,400  Central Vermont Public
               Service Corp. ...........      947,272       1,125,784
     53,600  CH Energy Group Inc. ......    2,435,686       2,575,480
     55,000  Cinergy Corp. .............    1,727,502       2,289,650
    200,000  CMS Energy Corp.+ .........    1,572,268       2,090,000
     55,000  Consolidated Edison Inc. ..    2,168,745       2,406,250
     75,000  Constellation Energy
               Group Inc. ..............    2,109,100       3,278,250
      2,000  Dominion Resources Inc. ...       80,310         135,480
    160,000  Duke Energy Corp. .........    3,043,734       4,052,800
    170,000  El Paso Corp. .............    1,539,873       1,768,000
     10,000  Empire District Electric Co.     199,271         226,800
    200,000  Enel SpA ..................    1,531,070       1,965,475
     80,000  Energy East Corp. .........    1,767,343       2,134,400
      3,000  Entergy Corp. .............       84,249         202,770

                                                            MARKET
     SHARES                                  COST           VALUE
     ------                                  ----           ------

     50,979  FirstEnergy Corp. ......... $  1,759,571    $  2,014,180
     83,000  Florida Public Utilities Co.   1,043,302       1,589,450
    300,000  Hera SpA ..................      433,286         864,483
     67,500  Maine & Maritimes Corp. ...    2,153,183       1,778,625
     64,100  MGE Energy Inc. ...........    1,882,264       2,309,523
    300,000  Mirant Corp.+ .............       88,995         115,500
     25,521  NiSource Inc. .............      521,206         581,369
    170,000  Northeast Utilities .......    3,354,148       3,204,500
    100,000  NSTAR .....................    4,399,960       5,428,000
    101,000  OGE Energy Corp. ..........    2,429,412       2,677,510
     25,000  Ormat Technologies Inc.+ ..      375,000         407,000
     23,000  Otter Tail Corp. ..........      618,745         587,190
     50,000  PG&E Corp.+ ...............    1,309,559       1,664,000
     20,000  PNM Resources Inc. ........      290,976         505,800
    100,000  Progress Energy Inc. ......    4,383,880       4,524,000
     40,000  Progress Energy Inc., CVO+        20,800           5,200
     17,200  Public Service Enterprise
               Group Inc. ..............      867,740         890,444
     28,000  Puget Energy Inc. .........      630,939         691,600
     55,000  SCANA Corp. ...............    1,694,645       2,167,000
     30,000  Sierra Pacific Resources+ .      227,798         315,000
     25,000  Unitil Corp. ..............      661,268         707,500
     39,600  Vectren Corp. .............      957,519       1,061,280
    235,000  Westar Energy Inc. ........    3,605,547       5,374,450
     65,000  Wisconsin Energy Corp. ....    2,001,706       2,191,150
      7,000  WPS Resources Corp. .......      204,319         349,720
    270,000  Xcel Energy Inc. ..........    4,521,685       4,914,000
                                         ------------    ------------
                                           64,486,820      76,786,748
                                         ------------    ------------
             ENERGY AND UTILITIES: NATURAL GAS -- 10.5%
     28,000  AGL Resources Inc. ........      692,019         930,720
     55,000  Atmos Energy Corp. ........    1,349,828       1,504,250
     30,000  Cascade Natural Gas Corp...      645,300         636,000
     10,000  Chesapeake Utilities Corp.       224,113         267,000
     29,700  Delta Natural Gas Co. Inc.       494,549         808,404
     40,000  Dynegy Inc., Cl. A+ .......      250,000         184,800
     16,500  EnergySouth Inc. ..........      386,686         462,660
    100,000  KeySpan Corp. .............    3,586,039       3,945,000
     90,000  National Fuel Gas Co. .....    2,155,590       2,550,600
     90,000  Nicor Inc. ................    3,094,431       3,324,600
    100,000  ONEOK Inc. ................    1,837,227       2,842,000
     45,000  Peoples Energy Corp. ......    1,768,333       1,977,750
     30,000  Piedmont Natural Gas Co. Inc.    428,588         697,200
      6,000  RGC Resources Inc. ........      128,344         155,340
    135,000  SEMCO Energy Inc. .........    1,204,905         720,900
    110,000  Southern Union Co.+ .......    1,848,448       2,637,811
    150,000  Southwest Gas Corp. .......    3,710,968       3,810,000
                                         ------------    ------------
                                           23,805,368      27,455,035
                                         ------------    ------------
             ENERGY AND UTILITIES: OIL -- 0.0%
      2,700  Kaneb Services LLC ........      116,235         116,613
                                         ------------    ------------
             ENERGY AND UTILITIES: WATER -- 2.4%
     14,000  American States Water Co. .      312,701         364,000
     15,000  Aqua America Inc. .........      183,101         368,850
     16,500  Artesian Resources Corp.,
               Cl. A ...................      257,250         463,980
     20,500  BIW Ltd. ..................      385,069         404,875
     20,520  California Water
             Service Group .............      566,928         772,578
      7,500  Connecticut Water
               Service Inc. ............      146,455         198,675
     51,333  Middlesex Water Co. .......      801,882         972,247
     14,066  Pennichuck Corp. ..........      367,734         367,123
     58,000  SJW Corp. .................    1,862,621       2,111,200


                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2004

                                                            MARKET
     SHARES                                  COST           VALUE
     ------                                  ----           ------

             COMMON STOCKS (CONTINUED)
             ENERGY AND UTILITIES: WATER (CONTINUED)
      7,716  Southwest Water Co. ....... $     52,056    $    103,786
      6,000  York Water Co. ............      108,269         116,460
                                         ------------    ------------
                                            5,044,066       6,243,774
                                         ------------    ------------
             ENVIRONMENTAL SERVICES -- 0.2%
     10,000  Ionics Inc.+ ..............      433,100         433,400
                                         ------------    ------------
             EQUIPMENT AND SUPPLIES -- 0.2%
     50,000  Capstone Turbine Corp. + ..       83,080          91,500
     15,000  Mueller Industries Inc. ...      664,197         483,000
                                         ------------    ------------
                                              747,277         574,500
                                         ------------    ------------
             METALS AND MINING -- 0.2%
     25,000  Compania de Minas
               Buenaventura SA, ADR ....      549,835         572,500
                                         ------------    ------------
             TELECOMMUNICATIONS -- 3.1%
     53,000  BCE Inc. ..................    1,141,428       1,278,890
     33,000  BellSouth Corp. ...........      917,474         917,070
     32,000  BT Group plc, ADR .........    1,108,709       1,264,960
     50,000  CenturyTel Inc. ...........    1,572,826       1,773,500
    150,000  Cincinnati Bell Inc.+ .....      703,244         622,500
     10,200  Commonwealth Telephone
               Enterprises Inc.+ .......      394,296         506,532
     10,000  D&E Communications Inc. ...      100,525         120,500
     20,000  Deutsche Telekom AG, ADR+..      367,940         453,600
      2,000  France Telecom SA, ADR ....       22,799          66,160
        200  Hutchison Telecommunications
               International Ltd.+ .....          163             180
        200  Mobistar SA+ ..............       18,056          18,744
        200  PT Indonesian Satellite
               Corporation Tbk (Indosat)          128             124
        200  Tele2 AB, Cl. B ...........        8,180           7,855
        200  Telecom Italia SpA, ADR ...        7,868           8,174
     40,000  Touch America Holdings Inc.+      38,488              48
     30,000  Verizon Communications Inc.    1,071,989       1,215,300
                                         ------------    ------------
                                            7,474,113       8,254,137
                                         ------------    ------------
             WIRELESS COMMUNICATIONS -- 0.5%
        200  America Movil SA de CV,
               Cl. L, ADR ..............        9,424          10,470
        500  China Mobile (Hong Kong)
               Ltd., ADR ...............        8,563           8,580
        500  China Unicom Ltd., ADR ....        3,933           3,925
        200  Cosmote Mobile
               Telecommunications SA ...        3,702           4,012
     38,000  mm02 plc, ADR+ ............      387,488         895,660
      1,000  Mobile TeleSystems, ADR ...      137,612         138,510
        190  MobilOne Ltd. .............          218             212
        200  Nextel Communications
               Inc., Cl. A+ ............        5,959           6,000
        200  SK Telecom Co. Ltd., ADR           4,626           4,450
        200  SmarTone Telecommunications
               Holdings Ltd. ...........          207             224
        200  Telefonica Moviles SA, ADR         2,332           2,542
        200  Tim Hellas
               Telecommunications SA, ADR       3,316           3,750
        200  Total Access
                Communications plc+ ....          715             708
      8,000  Vimpel-Communications, ADR+      267,890         289,120
        200  Virgin Mobile Holdings PLC+          868             874
        200  Vodafone Group plc, ADR ...        5,666           5,476
                                         ------------    ------------
                                              842,519       1,374,513
                                         ------------    ------------
             TOTAL COMMON
              STOCKS ..................   144,697,614     174,999,402
                                         ------------    ------------

                                                            MARKET
     SHARES                                  COST           VALUE
     ------                                  ----           ------

             PREFERRED STOCKS -- 0.7%
             TELECOMMUNICATIONS -- 0.7%
     31,033  Citizens Communications Co.,
               5.000% Cv. Pfd. ........  $  1,542,645    $  1,877,496
                                         ------------    ------------
  PRINCIPAL
   AMOUNT
  ---------

             CORPORATE BONDS -- 0.2%
             ENERGY AND UTILITIES: INTEGRATED -- 0.2%
$   500,000  Mirant Corp., Deb. Cv.,
               2.500%, 06/15/21+ (b) ..       378,108         363,125
                                         ------------    ------------

             U.S.  GOVERNMENT  OBLIGATIONS -- 22.8%
 60,000,000  U.S.  Treasury Bills,
               1.786% to 1.921%++,
               01/20/05 to 02/10/05 ...    59,914,989      59,914,989
                                         ------------    ------------

             REPURCHASE AGREEMENTS -- 9.6%
 25,289,000  ABN AMRO, 1.450%, dated
               12/31/2004, due 01/03/05,
               proceeds at maturity,
               $25,292,056 (a) ........    25,289,000      25,289,000
                                         ------------    ------------

TOTAL INVESTMENTS -- 100.0% ...........  $231,822,356     262,444,012
                                         ============

LIABILITIES IN EXCESS OF OTHER ASSETS ...............        (880,718)

PREFERRED STOCK
  (1,185,200 preferred shares outstanding) ..........     (54,605,000)
                                                         ------------

NET ASSETS COMMON STOCK
  (28,976,703 common shares outstanding) ............    $206,958,294
                                                         ============
NET ASSET VALUE PER COMMON SHARE
   ($206,958,294 / 28,976,703 shares outstanding) ...           $7.14
                                                                =====

  -------------
             For Federal tax purposes:
             Aggregate cost .........................    $232,986,409
                                                         ============
             Gross unrealized appreciation ..........    $ 32,364,709
             Gross unrealized depreciation ..........      (2,907,106)
                                                         ------------
             Net unrealized appreciation
               (depreciation) .......................    $ 29,457,603
                                                         ============

  -------------
  (a) Collateralized by U.S. Treasury Bond, 7.875%, due 02/15/21, market value $25,354,905.
  (b) Bond in default.
    + Non-income producing security.
   ++ Represents annualized yield at date of purchase.
ADR - American Depository Receipt.
CVO - Contingent Value Obligation.



                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST

               STATEMENT OF ASSETS AND LIABILITIES
                         DECEMBER 31, 2004

ASSETS:
   Investments, at value (cost $231,822,356) .. $262,444,012
   Cash and foreign currency, at value
     (cost $249) ..............................          245
   Dividends and interest receivable ..........      484,966
   Other assets ...............................       12,560
                                                ------------
   TOTAL ASSETS ...............................  262,941,783
                                                ------------
LIABILITIES:
   Payable for investment advisory fees .......      718,033
   Dividends payable ..........................       28,733
   Payable for offering expenses ..............      387,040
   Payable for shareholder communication fees        142,896
   Other accrued expenses and liabilities .....      101,787
                                                ------------
   TOTAL LIABILITIES                               1,378,489
                                                ------------
PREFERRED STOCK:
   Series A Cumulative  Preferred Stock
     (5.625%,  $25 liquidation value,  $0.001
     par value,  1,200,000  shares  authorized
      with 1,184,200  shares issued and
     outstanding) .............................   29,605,000
   Series B Cumulative Preferred Stock
     (Auction Rate, $25,000 liquidation value,
     $0.001 par value, 1,000 shares authorized
     with 1,000 shares issued and outstanding)    25,000,000
                                                ------------
     TOTAL PREFERRED STOCK ....................   54,605,000
                                                ------------
   NET ASSETS ATTRIBUTABLE TO COMMON
     STOCK SHAREHOLDERS ....................... $206,958,294
                                                ============
NET ASSETS ATTRIBUTABLE TO COMMON STOCK
   SHAREHOLDERS CONSIST OF:
   Shares of beneficial interest, at par value  $     28,977
   Additional paid-in capital .................  177,500,450
   Accumulated distributions in excess of net
     investment income ........................      (28,733)
   Accumulated net realized loss on
     investments and foreign currency .........   (1,164,053)
     transactions
   Net unrealized appreciation on investments
     and foreign currency translations ........   30,621,653
                                                ------------
   TOTAL NET ASSETS ........................... $206,958,294
                                                ============
   NET ASSET VALUE PER COMMON SHARE
     ($206,958,294 / 28,976,703 shares
        outstanding; unlimited number of
        shares authorized of $0.001
        par value) ............................        $7.14
                                                       =====

                    STATEMENT OF OPERATIONS
              FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $35,469)   $ 6,298,108
   Interest ...................................      691,353
                                                 -----------
   TOTAL INVESTMENT INCOME ...................     6,989,461
                                                 -----------
EXPENSES:
   Investment advisory fees ..................     2,143,026
   Shareholder communications expenses .......       391,198
   Shareholder services fees .................       218,877
   Payroll ...................................       145,351
   Legal and audit fees ......................        64,168
   Auction agent expenses ....................        63,440
   Trustees' fees ............................        48,000
   Custodian fees ............................        36,746
   Miscellaneous expenses ....................       162,109
                                                 -----------
   TOTAL EXPENSES ............................     3,272,915
   LESS: CUSTODIAN FEE CREDIT ................        (6,931)
                                                 -----------
   NET EXPENSES ..............................     3,265,984
                                                 -----------
   NET INVESTMENT INCOME .....................     3,723,477
                                                 -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   AND FOREIGN CURRENCY:
   Net realized gain on investments ..........     1,151,203
   Net realized gain on foreign
     currency transactions ...................         3,970
                                                 -----------
   Net realized gain on investments and foreign
     currency transactions ...................     1,155,173
   Net change in unrealized appreciation/
     depreciation on investments and
     foreign currency translations ...........    22,003,591
                                                 -----------
   NET REALIZED AND UNREALIZED GAIN ON
     INVESTMENTS AND FOREIGN CURRENCY ........    23,158,764
                                                 -----------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS .........................    26,882,241

   Total Distributions to Preferred
     Stock Shareholders ......................    (2,047,789)
                                                 -----------
   NET INCREASE IN NET ASSETS ATTRIBUTABLE TO
     COMMON STOCK SHAREHOLDERS RESULTING
     FROM OPERATIONS .........................   $24,834,452
                                                 ===========


                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST

                       STATEMENT OF CHANGES IN NET ASSETS
                      ATTRIBUTABLE TO COMMON SHAREHOLDERS

                                                                                           YEAR ENDED           YEAR ENDED
                                                                                        DECEMBER 31, 2004    DECEMBER 31, 2003
                                                                                        -----------------    -----------------
OPERATIONS:
   Net investment income ............................................................... $  3,723,477         $  1,661,174
   Net realized gain (loss) on investments and foreign currency transactions ...........    1,155,173            3,379,237
   Net change in unrealized appreciation/depreciation on investments ...................   22,003,591           17,078,674
                                                                                         ------------         ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................................   26,882,241           22,119,085
                                                                                         ------------         ------------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
   Net investment income ...............................................................   (1,374,189)            (252,258)
   Net realized short-term gains on investments and foreign currency transactions            (434,680)             (29,505)
   Net realized long-term gains on investments and foreign currency transactions .......     (238,920)            (555,151)
                                                                                         ------------         ------------
   TOTAL DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS .................................   (2,047,789)            (836,914)
                                                                                         ------------         ------------
   NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS
     RESULTING FROM OPERATIONS .........................................................   24,834,452           21,282,171
                                                                                         ------------         ------------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income ...............................................................   (2,352,322)          (1,465,686)
   Net realized short-term gains on investments and foreign currency transactions            (744,082)            (193,597)
   Net realized long-term gains on investments and foreign currency transactions .......     (408,981)          (3,642,522)
   Return of capital ...................................................................  (13,426,831)          (7,047,175)
                                                                                         ------------         ------------
   TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS ....................................  (16,932,216)         (12,348,980)
                                                                                         ------------         ------------
TRUST SHARE TRANSACTIONS:
   Net increase in net assets from common shares issued upon reinvestment of dividends
     and distributions and rights offering .............................................   42,537,829           54,012,622
   Net increase in net assets from repurchase of preferred shares ......................       30,323                  --
   Offering costs for preferred shares charged to paid-in capital ......................       15,102           (1,550,000)
   Offering costs for issuance of rights charged to paid-in capital ....................      (34,089)                 --
                                                                                         ------------         ------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM TRUST SHARE TRANSACTIONS .................   42,549,165           52,462,622
                                                                                         ------------         ------------
   NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS         50,451,401           61,395,813
NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS:
   Beginning of period .................................................................  156,506,893           95,111,080
                                                                                         ------------         ------------
   End of period ....................................................................... $206,958,294         $156,506,893
                                                                                         ============         ============

                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
                          NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION. The Gabelli Utility Trust (the "Utility Trust" or the "Fund") is a closed-end, non-diversified management investment company organized as a Delaware statutory trust on February 25, 1999 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital and income. The Utility Trust had no operations prior to July 9, 1999, other than the sale of 10,000 shares of beneficial interest for $100,000 to The Gabelli Equity Trust Inc. (the "Equity Trust") at $10.00 per share. On July 9, 1999, the Utility Trust had a 4 for 3 stock split making the balance of Utility Trust shares held by the Equity Trust as 13,333. On July 9, 1999, the Equity Trust contributed $79,487,260 in cash and securities in exchange for shares of the Utility Trust, and on the same date distributed such shares to Equity Trust shareholders of record on July 1, 1999 at the rate of one share of the Utility Trust for every ten shares of the Equity Trust. Investment operations commenced on July 9, 1999.

     Effective August 1, 2002, the Utility Trust modified its non-fundamental investment policy to increase, from 65% to 80%, the portion of its assets that it will invest, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services or equipment for (i) the generation or distribution of electricity, gas and water and (ii) telecommunications services or infrastructure operations (the "80% Policy").

     The 80% Policy may be changed without shareholder approval. However, the Utility Trust has adopted a policy to provide shareholders with notice at least 60 days prior to the implementation of any change in the 80% Policy.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

                            THE GABELLI UTILITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


     SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the "Board") so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

     Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board. Debt instruments that are not credit impaired with remaining maturities of 60 days or less are valued at amortized cost, unless the Board determines such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

     Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

     REPURCHASE AGREEMENTS. The Utility Trust may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Utility Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Utility Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Utility Trust's holding period. The Utility Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Utility Trust in each agreement. The Utility Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Utility Trust may be delayed or limited.

     FOREIGN CURRENCY TRANSLATION. The books and records of the Utility Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Utility Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

     FOREIGN SECURITIES. The Utility Trust may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

                            THE GABELLI UTILITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from that determined under U.S. generally accepted accounting principles. Distributions to Shareholders of the Utility Trust's 5.625% Series A Cumulative Preferred Stock and Series B Auction Rate Cumulative Preferred Stock ("Cumulative Preferred Stock") are accrued on a daily basis and are determined as described in Note 5.

     For the year ended December 31, 2004, reclassifications were made to decrease accumulated distributions in excess of net investment income by $3,970 and to increase accumulated net realized loss on investments and foreign currency transactions by $3,970.

     The tax character of distributions paid during the fiscal year ended December 31, 2004 and December 31, 2003 were as follows:


                                                    YEAR ENDED                    YEAR ENDED
                                                 DECEMBER 31, 2004             DECEMBER 31, 2003
                                            --------------------------      -----------------------
                                               Common      Preferred          Common      Preferred
                                            -----------     ----------      -----------    --------
Distributions paid from:
 Ordinary income
   (inclusive of short term capital gains)  $ 3,096,404     $1,808,869      $ 1,659,283    $281,763
 Net long term capital gains .............      408,981        238,920        3,642,522     555,151
 Non-taxable return of capital ...........   13,426,831             --        7,047,175          --
                                            -----------     ----------      -----------    --------
 Total distributions paid ................  $16,932,216     $2,047,789      $12,348,980    $836,914
                                            ===========     ==========      ===========    ========


     PROVISION FOR INCOME TAXES. The Utility Trust intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for Federal income taxes is required.

     Dividends and interest from non-U.S. sources received by the Utility Trust are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Utility Trust intends to undertake any procedural steps required to claim the benefits of such treaties.

     As of December 31, 2004, the components of accumulated earnings/(losses) on a tax basis were as follows:

    Net unrealized appreciation on
      investments and foreign currency .............. $29,457,600
    Dividends payable ...............................     (28,733)
                                                      -----------
    Total accumulated gain .......................... $29,428,867
                                                      ===========

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Utility Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Utility Trust will pay the Adviser on the first business day of each month a fee for the previous month equal on an annual basis to 1.00% of the value of the Utility Trust's average weekly net assets plus liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Utility Trust's portfolio and oversees the administration of all aspects of the Utility Trust's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to each series of the Cumulative Preferred Stock if the total return of the net asset value of the common shares of the Utility Trust, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate of the respective Cumulative Preferred Stock for the year.

     The Utility Trust's total return on the net asset value of the common shares is monitored on a monthly basis to assess whether the total return on the net asset value of the common shares exceeds the stated dividend rate of the Cumulative Preferred Stock for the period. For the year ended December 31, 2004, the Utility Trust's total return on the net asset value of the common shares exceeded the stated dividend rate of all outstanding Preferred Stock. Thus, management fees were accrued on these assets.

     During the year ended December 31, 2004, Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser, received $137,599 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Utility Trust.

     In connection with the 2003 and 2004 Rights Offering ("Rights"), holders of unexercised rights to purchase common shares of the Utility Trust were able to instruct the Subscription Agent (EquiServe Trust Company) to sell such Rights on their behalf. The Subscription Agent was permitted to effect such sales through Gabelli & Company, unless the Subscription Agent was able to negotiate a lower commission rate with an independent broker. Total commissions from sales of Rights effected by the Subscription Agent through Gabelli & Company amounted to $22,630 and $21,882 for the years ended December 31, 2003 and 2004, respectively.

                            THE GABELLI UTILITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


     The cost of calculating the Utility Trust's net asset value per share is a Trust expense pursuant to the Investment Advisory Agreement between the Trust and the Adviser. During the year ended December 31, 2004, the Utility Trust reimbursed the Adviser $34,800 in connection with the cost of computing the Trust's net asset value.

     The Trust is assuming its portion of the allocated cost of the Gabelli Funds' Chief Compliance Officer in the amount of $1,538 for the period of October 1, 2004 through December 31, 2004 which is included in payroll expense on the Statement of Operations.

4.  PORTFOLIO  SECURITIES.   Cost  of  purchases  and  proceeds  from  sales  of
securities, other than short-term securities, for the year ended December 31, 2004 aggregated $69,810,451 and $28,560,536, respectively.

5. CAPITAL. The Board of the Utility Trust has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value of the shares. During the year ended December 31, 2004, the Utility Trust did not repurchase any shares of beneficial interest in the open market.

     On October 20, 2004, the Utility Trust distributed one transferable right for each of the 23,118,091 common shares outstanding to shareholders of record on that date. Four rights were required to purchase one additional common share at the subscription price of $7.00 per share. Shareholders who exercised their full primary subscription rights were eligible for an over-subscription privilege entitling them to subscribe, subject to certain limitations and a pro-rata allotment, for any additional shares not purchased pursuant to the primary subscription plus such additional amounts as authorized by the Board in accordance with the registration statement. The subscription period expired on November 24, 2004. The rights offering was fully subscribed, having received over-subscription requests in excess of the shares available for primary subscription resulting in the issuance of 5,779,546 common shares and proceeds of $40,456,822 to the Utility Trust, prior to the deduction of estimated expenses of $475,000. The net asset value per share of the Utility Trust common shareholders was reduced by approximately $0.06 per share as a result of the issuance of shares below net asset value.

     On August 20, 2003, the Utility Trust distributed one transferable right for each of the 15,298,490 common shares outstanding to shareholders of record on that date. Three rights were required to purchase one additional common share at the subscription price of $7.00 per share. Shareholders who exercised their full primary subscription rights were eligible for an over-subscription privilege entitling them to subscribe, subject to certain limitations and a pro-rata allotment, for any additional shares not purchased pursuant to the primary subscription plus such additional amounts as authorized by the Board in accordance with the registration statement. The subscription period expired on September 25, 2003. The rights offering was fully and over-subscribed resulting in the issuance of 7,500,000 common shares and proceeds of $52,500,000 to the Utility Trust, prior to the deduction of expenses of $534,089. The net asset value per share of the Utility Trust common shareholders was enhanced by approximately $0.12 per share as a result of the issuance of shares above net asset value.

     Transactions in shares of beneficial interest were as follows:

                                                 YEAR ENDED                   YEAR ENDED
                                              DECEMBER 31, 2004           DECEMBER 31, 2003
                                           ------------------------    -----------------------
                                             Shares        Amount        Shares      Amount
                                           ---------    -----------    ---------   -----------
  Shares issued in rights offering .....   5,779,546    $39,981,829    7,500,000   $52,105,762
  Shares issued upon reinvestment
    of dividends and distributions .....     290,925      2,556,000      225,740     1,906,860
                                           ---------    -----------    ---------   -----------
  Net increase .........................   6,070,471    $42,537,829    7,725,740   $54,012,622
                                           =========    ===========    =========   ===========

     On July 31, 2003, the Utility Trust received net proceeds of $28,877,500 (after underwriting discounts of $945,000 and offering expenses of $169,949) from the public offering of 1,200,000 shares of 5.625% Series A Cumulative Preferred Stock. Commencing July 31, 2008 and thereafter, the Utility Trust, at its option, may redeem the 5.625% Series A Cumulative Preferred Stock in whole or in part at the liquidation value price. During the year ended December 31, 2004, the Utility Trust repurchased 15,800 shares of 5.625% Series A Cumulative Preferred Stock in the open market at a cost of $364,714 and an average discount of approximately 7.72% from its liquidation value of $25.00 per share. All repurchased shares of 5.625% Series A Cumulative Preferred Stock have been retired. At December 31, 2004, 1,184,200 shares of the 5.625% Series A Cumulative Preferred Stock were outstanding and accrued dividends amounted to $23,129.

     On July 31, 2003, the Utility Trust received net proceeds of $24,572,500 (after underwriting discounts of $250,000 and offering expenses of $169,949) from the public offering of 1,000 shares of Series B Auction Rate Cumulative Preferred Stock. The dividend rate, as set by the auction process, which is generally held every 7 days, is expected to vary with short-term interest rates. The rates of Series B Auction Rate Cumulative Preferred Stock ranged from 1.05% to 2.69% for the year ended December 31, 2004. Existing shareholders may submit an order to hold, bid or sell such shares on each auction date. Series B Auction Rate Cumulative Preferred Stock shareholders may also trade shares in the secondary market. The Utility Trust, at its option, may redeem the Series B Auction

                            THE GABELLI UTILITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


     Rate Cumulative Preferred Stock in whole or in part at the liquidation value price at any time. During the year ended December 31, 2004, the Utility Trust did not redeem any shares of Series B Auction Rate Cumulative Preferred Stock. At December 31, 2004, 1,000 shares of the Series B Auction Rate Cumulative Preferred Stock were outstanding with an annualized dividend rate of
2.69 percent per share and accrued dividends amounted to $5,604.

     The Utility Trust is required by the 1940 Act and by the Statements of Preference to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Utility Trust fails to meet these requirements and does not correct such failure, the Utility Trust may be required to redeem, in part or in full, the 5.625% Series A and Series B Auction Rate Cumulative Preferred Stock at a redemption price of $25.00 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Utility Trust's ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times.

     The holders of Cumulative Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and will vote together with holders of shares of Common Stock as a single class. In addition, the 1940 Act requires that along with approval of a majority of the holders of Common Stock, approval of a majority of the holders of any outstanding shares of Cumulative Preferred Stock, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the Cumulative Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Utility Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. The income received on the Utility Trust's assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

     Under Emerging Issues Task Force (EITF) promulgating Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to the guidance of the EITF, the Utility Trust's Cumulative Preferred Stock has been reclassified outside of permanent equity (net assets attributable to common stock shareholders) in the accompanying financial statements.

6. INDUSTRY CONCENTRATION. Because the Utility Trust primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. OTHER MATTERS. The Adviser and/or affiliates have received subpoenas from the Attorney General of the State of New York and the SEC requesting information on mutual fund shares trading practices. Gabelli Asset Management Inc., the Adviser's parent company, is responding to these requests. The Utility Trust does not believe that these matters will have a material adverse effect on the Utility Trust's financial position or the results of its operations.

8. INDEMNIFICATIONS. The Utility Trust enters into contracts that contain a variety of indemnifications. The Utility Trust's maximum exposure under these arrangements is unknown. However, the Utility Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                            THE GABELLI UTILITY TRUST
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A UTILITY TRUST SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                      YEAR ENDED DECEMBER 31,
                                                                     -----------------------------------------------------------
                                                                        2004         2003        2002         2001         2000
                                                                     --------     --------     -------      -------      -------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ...........................  $   6.83     $   6.27     $  7.32      $  8.21      $  7.62
                                                                     --------     --------     -------      -------      -------
   Net investment income ..........................................      0.16         0.10        0.11         0.12         0.15
   Net realized and unrealized gain (loss) on investments .........      0.99         1.17       (0.62)       (0.32)        1.44
                                                                     --------     --------     -------      -------      -------
   Total from investment operations ...............................      1.15         1.27       (0.51)       (0.20)        1.59
                                                                     --------     --------     -------      -------      -------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
   Net investment income ..........................................     (0.06)       (0.01)         --           --           --
   Net realized gain on investments ...............................     (0.03)       (0.04)         --           --           --
                                                                     --------     --------     -------      -------      -------
   Total distributions to preferred stock shareholders ............     (0.09)       (0.05)         --           --           --
                                                                     --------     --------     -------      -------      -------
NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO
  COMMON STOCK SHAREHOLDERS RESULTING FROM OPERATIONS .............      1.06         1.22       (0.51)       (0.20)        1.59
                                                                     --------     --------     -------      -------      -------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income ..........................................     (0.10)       (0.09)      (0.11)       (0.21)       (0.06)
   Net realized gain on investments ...............................     (0.05)       (0.22)      (0.36)       (0.49)       (0.94)
   Paid-in capital ................................................     (0.57)       (0.41)      (0.25)          --           --
                                                                     --------     --------     -------      -------      -------
   Total distributions to common stock shareholders ...............     (0.72)       (0.72)      (0.72)       (0.70)       (1.00)
                                                                     --------     --------     -------      -------      -------
CAPITAL SHARE TRANSACTIONS:
   Increase in net asset value from common stock share transactions      0.03         0.03        0.03         0.01           --
   Increase/decrease in net asset value from shares issued in
     rights offering ..............................................     (0.06)        0.12        0.15           --           --
   Increase in net asset value from repurchase of preferred shares       0.00(d)        --          --           --           --
   Offering costs for preferred shares charged to paid-in capital        0.00(d)     (0.09)         --           --           --
   Offering costs for issuance of rights charged to paid-in capital     (0.00)(d)       --          --           --           --
                                                                     --------     --------     -------      -------      -------
   Total capital share transactions ...............................     (0.03)        0.06        0.18         0.01           --
                                                                     --------     --------     -------      -------      -------
   NET ASSET VALUE ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS,
     END OF PERIOD ................................................  $   7.14     $   6.83     $  6.27      $  7.32      $  8.21
                                                                     ========     ========     =======      =======      =======
   Net asset value total return + .................................     13.43%       18.60%      (6.79)%      (3.15)%      22.01%
                                                                     ========     ========     =======      =======      =======
   Market value, end of period ....................................  $   9.30     $   9.60     $  8.72      $  9.33      $  8.75
                                                                     ========     ========     =======      =======      =======
   Total investment return ++ .....................................      5.11%       19.86%       1.70%       15.82%       29.95%
                                                                     ========     ========     =======      =======      =======
RATIOS AND SUPPLEMENTAL DATA:
   Net assets including liquidation value of preferred shares
     end of period (in 000's) .....................................  $261,563     $211,507     $95,111      $82,197      $90,669
   Net assets attributable to common shares end of period (in 000's) $206,958     $156,507     $95,111      $82,197      $90,669
   Ratio of net investment income to average net assets
     attributable to common shares ................................      2.32%        1.52%       1.65%        1.57%        1.88%
   Ratio of operating expenses to average net assets
     attributable to common shares (a) ............................      2.04%        2.04%       1.93%        2.00%        1.95%
   Ratio of operating expenses to average total net assets
     including liquidation value of preferred shares (a) ..........      1.52%        1.68%         --           --           --
   Portfolio turnover rate ........................................        18%          28%         29%          41%          92%
PREFERRED STOCK:
   5.625% CUMULATIVE PREFERRED STOCK
   Liquidation value, end of period (in 000's) ....................  $ 29,605     $ 30,000          --           --           --
   Total shares outstanding (in 000's) ............................     1,184        1,200          --           --           --
   Liquidation preference per share ...............................  $  25.00     $  25.00          --           --           --
   Average market value (b) .......................................  $  24.68     $  25.12          --           --           --
   Asset coverage per share .......................................  $ 119.75     $  96.14          --           --           --
   AUCTION RATE CUMULATIVE PREFERRED STOCK
   Liquidation value, end of period (in 000's) ....................  $ 25,000     $ 25,000          --           --           --
   Total shares outstanding (in 000's) ............................         1            1          --           --           --
   Liquidation preference per share ...............................  $ 25,000     $ 25,000          --           --           --
   Average market value (b) .......................................  $ 25,000     $ 25,000          --           --           --
   Asset coverage per share .......................................  $119,752     $ 96,140
   ASSET COVERAGE (C) .............................................       479%         385%         --           --           --

----------
+ Based on net asset value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.
++ Based on market value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.
(a)The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits for the year ended December 31, 2000, the ratio of operating expenses to average net assets attributable to common stock would be 1.93%. For the fiscal years ended December 31, 2001 through 2004, the effect of the custodian fee credits was minimal.
(b)Based on weekly  prices.
(c)Asset  coverage is  calculated by combining all series of preferred stock.
(d)Amount represents less than $0.005 per share.


                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The Gabelli Utility Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Utility Trust (the "Trust") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 28, 2005

                            THE GABELLI UTILITY TRUST
                     ADDITIONAL FUND INFORMATION (UNAUDITED)

      The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below. The Fund's Statement of Additional Information includes additional information about The Gabelli Utility Trust Trustees and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Utility Trust at One Corporate Center, Rye, NY 10580-1422.


                             TERM OF        NUMBER OF
                           OFFICE AND    FUNDS IN TRUST
NAME, POSITION(S)           LENGTH OF        COMPLEX
    ADDRESS 1                 TIME         OVERSEEN BY       PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
    AND AGE                  SERVED 2        TRUSTEE         DURING PAST FIVE YEARS                      HELD BY TRUSTEE 4
-----------------          ----------    --------------      ----------------------                    -------------------
INTERESTED TRUSTEES 3:
-------------------
MARIO J. GABELLI          Since 1999**         24        Chairman of the Board and Chief Executive   Director of Morgan Group
Trustee and                                              Officer of Gabelli Asset Management Inc.    Holdings, Inc. (holding
Chief Investment Officer                                 and Chief Investment Officer of             company)
Age: 62                                                  Gabelli Funds, LLC and GAMCO Investors,
                                                         Inc.; Vice Chairman and Chief Executive
                                                         Officer of Lynch Interactive Corporation
                                                         (multimedia and services)

JOHN D. GABELLI            Since 1999*         10        Senior Vice President of Gabelli &                    --
Trustee                                                  Company, Inc., Director of Gabelli
Age: 60                                                  Advisers, Inc.

KARL OTTO POHL             Since 1999*         34        Member of the Shareholder Committee         Director of Gabelli
Trustee                                                  of Sal Oppenheim Jr. & Cie (private         Asset Management Inc.
Age: 75                                                  investment bank); Former President of the   (investment management);
                                                         Deutsche Bundesbank and Chairman of its     Chairman, Incentive
                                                         Central Bank Council (1980-1991)            Capital and Incentive
                                                                                                     Asset Management
                                                                                                     (Zurich); Director at
                                                                                                     Sal Oppenheim Jr.
                                                                                                     & Cie, Zurich

NON-INTERESTED TRUSTEES:
-----------------------
THOMAS E. BRATTER         Since 1999**          3        Director, President and Founder, The John             --
Trustee                                                  Dewey Academy (residential college
Age: 65                                                  preparatory therapeutic high school)


ANTHONY J. COLAVITA       Since 1999***        36        President and Attorney at Law in the                  --
Trustee                                                  law firm of Anthony J. Colavita, P.C.
Age: 69

JAMES P. CONN              Since 1999*         13        Former Managing Director and Chief          Director of LaQuinta
Trustee                                                  Investment Officer of Financial Security    Corp. Holdings (hotels)
Age: 66                                                  Assurance Ltd. (1992-1998)                  and First Republic Bank
                                                                                                     (banking)

VINCENT D. ENRIGHT        Since 1999**         13        Former Senior Vice President and Chief      Director of Aphton
Trustee                                                  Financial Officer of KeySpan Energy         Corporation
Age: 61                                                  Corporation                                 (biopharmaceutical
                                                                                                     company)

FRANK J. FAHRENKOPF JR.   Since 1999***         4        President and Chief Executive Officer       Director of First
Trustee                                                  of the American Gaming Association          Republic Bank (banking)
Age: 65                                                  since June 1995; Partner in the law firm
                                                         of Hogan & Hartson (law firm);
                                                         Co-Chairman of the Commission
                                                         on Presidential Debates; Former Chairman
                                                         of the Republican National Committee

ROBERT J. MORRISSEY       Since 1999***        10        Partner in the law firm of Morrissey,                 --
Trustee                                                  Hawkins & Lynch
Age: 65

ANTHONY R. PUSTORINO       Since 1999*         17        Certified Public Accountant; Professor      Director of Lynch
Trustee                                                  Emeritus, Pace University                   Corporation (diversified
Age: 79                                                                                              manufacturing)

SALVATORE J. ZIZZA        Since 1999***        24        Chairman, Hallmark Electrical               Director of Hollis Eden
Trustee                                                  Supplies Corp.                              Pharmaceuticals and Earl
Age: 59                                                                                              Scheib, Inc. (automotive
                                                                                                     services)


                            THE GABELLI UTILITY TRUST
               ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)


                             TERM OF        NUMBER OF
                           OFFICE AND    FUNDS IN TRUST
NAME, POSITION(S)           LENGTH OF        COMPLEX
    ADDRESS 1                 TIME         OVERSEEN BY       PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
    AND AGE                  SERVED 2        TRUSTEE         DURING PAST FIVE YEARS                      HELD BY TRUSTEE 4
-----------------          ----------    --------------      ----------------------                    -------------------
OFFICERS:
--------
BRUCE N. ALPERT            Since 2003          --        Executive Vice President and Chief                    --
President and Treasurer                                  Operating Officer of Gabelli Funds,
Age: 53                                                  LLC since 1988 and an officer of
                                                         all mutual funds advised by
                                                         Gabelli Funds, LLC and its
                                                         affiliates. Director and
                                                         President of Gabelli Advisers, Inc.

DAVID I. SCHACHTER         Since 1999          --        Vice President of the Trust since 1999.               --
Vice President                                           Research Analyst at Gabelli & Company, Inc.
Age: 51                                                  since 1999. Prior to October 1999,
                                                         Mr. Schachter worked for Thomas J.
                                                         Herzfeld Advisors, an investment
                                                         adviser specializing in closed-end funds.

JAMES E. MCKEE             Since 1999          --        Vice President, General Counsel and                  --
Secretary                                                Secretary  of Gabelli Asset Management
Age: 41                                                  Inc. since 1999 and GAMCO Investors,
                                                         Inc. since 1993; Secretary of all mutual
                                                         funds advised by Gabelli Advisers,
                                                         Inc. and Gabelli Funds, LLC.

PETER D. GOLDSTEIN         Since 2004          --        Director of Regulatory Affairs                        --
Chief Compliance Officer                                 at Gabelli Asset Management
Age: 51                                                  Inc. since February 2004; Vice President
                                                         of Goldman Sachs Asset Management from
                                                         November 2000 through January 2004;
                                                         Deputy General Counsel at Gabelli Asset
                                                         Management Inc. from February 1998
                                                         through November 2000


----------

1  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2 The Trust's Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
  * - Term expires at the Trust's 2006 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
 ** - Term expires at the Trust's 2007 Annual Meeting of  Shareholders and until their successors are duly elected and qualified.
*** - Term expires at the Trust's 2005 Annual Meeting of  Shareholders and until their  successors  are duly  elected and  qualified.
   Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
3 "Interested person" of the Trust as defined in the Investment Company Act of 1940. Messrs. M. Gabelli, J. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Trust's investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.
4 This column includes only directorships of companies required to report to the SEC under the Securities and Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.



CERTIFICATIONS

      The Utility Trust's Chief Executive Officer has certified to the New York Stock Exchange that, as of June 7, 2004, he was not aware of any violation by the Utility Trust of applicable NYSE corporate governance listing standards. The Utility Trust reports to the SEC on Form N-CSR and N-CSRs contain certifications by the Trust's principal executive officer and principal financial officer that relate to the Trust's disclosure in such reports and that are required by Rule 30a-2(a) under the Investment Company Act.

                            THE GABELLI UTILITY TRUST
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2004


CASH DIVIDENDS AND DISTRIBUTIONS
                                     TOTAL AMOUNT     ORDINARY       LONG-TERM                     DIVIDEND
       PAYABLE            RECORD         PAID        INVESTMENT       CAPITAL       RETURN OF    REINVESTMENT
        DATE               DATE      PER SHARE (A)   INCOME (A)      GAINS (A)   CAPITAL (A)(E)     PRICE
       --------          --------    -------------   ----------      ---------   --------------  ------------
    COMMON SHARES
       01/26/04          01/09/04     $0.060000      $0.010255       $0.000191      $0.049554     $6.810000
       02/23/04          02/06/04      0.060000       0.010255        0.000191       0.049554      6.720000
       03/25/04          03/11/04      0.060000       0.010255        0.000191       0.049554      6.910000
       04/26/04          04/12/04      0.060000       0.010255        0.000191       0.049554      6.880000
       05/24/04          05/10/04      0.060000       0.010255        0.000191       0.049554      6.610000
       06/24/04          06/10/04      0.060000       0.010255        0.000191       0.049554      6.540000
       07/26/04          07/12/04      0.060000       0.010255        0.000191       0.049554      6.570000
       08/25/04          08/11/04      0.060000       0.010255        0.000191       0.049554      6.460000
       09/24/04          09/10/04      0.060000       0.010255        0.000191       0.049554      6.670000
       10/25/04          10/11/04      0.060000       0.010255        0.000191       0.049554      6.820000
       11/29/04          11/22/04      0.060000       0.010255        0.000191       0.049554      7.070000
       12/27/04          12/10/04      0.060000       0.010255        0.000191       0.049554      6.940000
                                      ---------      ---------       ---------       --------
  TOTAL COMMON STOCK                  $0.720000      $0.123060       $0.002292      $0.594648
5.625% PREFERRED SHARES
       03/26/04          03/19/04     $0.351563      $0.345131       $0.006432             --            --
       06/28/04          06/21/04      0.351563       0.345131        0.006432             --            --
       09/27/04          09/20/04      0.351563       0.345131        0.006432             --            --
       12/27/04          12/17/04      0.351563       0.345131        0.006432             --            --
                                      ---------      ---------       ---------
 TOTAL PREFERRED STOCK                $1.406252      $1.380524       $0.025728


AUCTION RATE PREFERRED SHARES

    Auction rate preferred shares pay dividends weekly based on a rate set at auction, usually held every seven days. The percentage of 2004 distributions derived from long-term capital gains was 1.83%.
    A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2004 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

NON-TAXABLE RETURN OF CAPITAL

    The amount received as a non-taxable (return of capital) distribution should be applied to reduce the tax cost of shares.There was $0.59465 per share return of capital in 2004 reported in box 3 of Form 1099-DIV for common stock shareholders.

CORPORATE  DIVIDENDS  RECEIVED  DEDUCTION,  QUALIFIED  DIVIDEND  INCOME AND U.S.
    GOVERNMENT  SECURITIES  INCOME

     The Utility Trust paid to common and 5.625% Series A preferred shareholders ordinary income dividends of $0.123060 and $1.380524 per share, respectively, in 2004. The Utility Trust paid to Series B Auction Rate preferred shareholders an ordinary income dividend totalling $369.37 per share in 2004. For the fiscal year ended December 31, 2004, 100% of the ordinary income dividend qualifies for the dividend received deduction available to corporations, and 100% of the ordinary income distribution was deemed qualifying dividend income. The percentage of the ordinary income dividends paid by the Utility Trust during 2004 derived from U.S. Government Securities was 5.57%. The percentage of U.S. Government Securities held as of December 31, 2004 was 22.90%. However, it should be noted that the Utility Trust did not hold more than 50% of its assets in U.S. Government Securities at the end of each calendar quarter during 2004.

                         HISTORICAL DISTRIBUTION SUMMARY

                                                 SHORT-         LONG-                                          ADJUSTMENT
                                                  TERM          TERM                                               TO
                                 INVESTMENT     CAPITAL        CAPITAL       RETURN OF        TOTAL               COST
                                  INCOME(B)     GAINS(B)       GAINS         CAPITAL(C)    DISTRIBUTIONS (A)    BASIS (D)
                                  --------      --------      --------       --------      -----------------    ---------
COMMON STOCK
2004 (g) ....................... $0.093480     $0.029580     $0.002292      $0.594648          $0.720000       $0.594648
2003 (f) .......................  0.085440      0.011280      0.212400       0.410880           0.720000        0.410880
2002 (e) .......................  0.111750      0.002100      0.359000       0.246900           0.720000        0.246900
2001 ...........................  0.208350      0.331420      0.160230            --            0.700000              --
2000 ...........................  0.056200      0.140200      0.803600            --            1.000000              --
1999 ...........................  0.080490      0.000900      0.068610            --            0.150000              --

5.625% PREFERRED STOCK
2004 ...........................  $1.04873      $0.33179      $0.02572            --            $1.40625              --

AUCTION RATE PREFERRED SHARES
2004 ...........................$280.59420     $88.77260      $6.88340            --          $376.20000              --

----------
(a) Total  amounts may differ due to rounding.
(b) Taxable as ordinary  income.
(c) Non-taxable.
(d) Decrease in cost basis.
(e) On May 22, 2002, the Trust distributed Rights equivalent to $0.085 per share based upon full subscription of all issued shares.
(f) On August 20, 2003, the Trust also distributed Rights equivalent to $0.18 per share based upon full subscription of all issued shares
(g) On October 20, 2004, the Trust also distributed Rights equivalent to $0.03 per share based upon full subscription of all issued shares.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

   It is the policy of The Gabelli Utility Trust ("Utility Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Utility Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Utility Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Utility Trust. Plan participants may send their stock certificates to EquiServe Trust Company ("EquiServe") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                            The Gabelli Utility Trust
                                  c/o EquiServe
                                 P.O. Box 43011
                            Providence, RI 02940-3011

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact EquiServe at (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at EquiServe must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

   If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Utility Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Utility Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Utility Trust valued at market price. If the Utility Trust should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Utility Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Utility Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Utility Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to EquiServe for investments in the Utility Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. EquiServe will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 such that EquiServe receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following period. A payment may be withdrawn without charge if notice is received by EquiServe at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Utility Trust.


          ------------------------------------------------------------
          The Annual Meeting of the Utility Trust's stockholders will be held at 11:00 A.M. on Monday, May 9, 2005, in Greenwich, Connecticut.
          ------------------------------------------------------------

                              TRUSTEES AND OFFICERS
                            THE GABELLI UTILITY TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

TRUSTEES

Mario J. Gabelli, CFA
  CHAIRMAN AND CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

James P. Conn
  FORMER MANAGING DIRECTOR AND
  CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Vincent D. Enright
  FORMER SENIOR VICE PRESIDENT AND
  CHIEF FINANCIAL OFFICER,
  KEYSPAN ENERGY CORP.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

John D. Gabelli
  SENIOR VICE PRESIDENT,
  GABELLI & COMPANY, INC.

Robert J. Morrissey
  ATTORNEY-AT-LAW
  MORRISSEY, HAWKINS & LYNCH

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT,
  PROFESSOR EMERITUS, PACE UNIVERSITY

Salvatore J. Zizza
  CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.

OFFICERS
Bruce N. Alpert
  PRESIDENT & TREASURER

David I. Schachter
  VICE PRESIDENT & OMBUDSMAN

James E. McKee
  SECRETARY

Peter D. Goldstein
  CHIEF COMPLIANCE OFFICER

INVESTMENT ADVISER
Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1422

CUSTODIAN
Mellon Trust of New England, N.A.

COUNSEL
Skadden, Arps, Slate, Meagher & Flom, LLP

TRANSFER AGENT AND REGISTRAR
EquiServe Trust Company

STOCK EXCHANGE LISTING

                                                5.625%
                                   COMMON      PREFERRED
                                   ------      ---------
NYSE-Symbol:                         GUT        GUTPrA
Shares Outstanding:              28,976,703    1,184,200

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
   For  general   information  about  the  Gabelli  Funds,  call  800-GABELLI
   (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Utility Trust may, from time to time, purchase its shares in the open market when the Utility Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Utility Trust may also, from time to time, purchase shares of its 5.625% Series A Cumulative Preferred Shares in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

                            THE GABELLI UTILITY TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422


                        PHONE: 800-GABELLI (800-422-3554)
                   FAX: 914-921-5118 INTERNET: WWW.GABELLI.COM
                          E-MAIL: CLOSEDEND@GABELLI.COM

                                                               GBFUF-AR-12/04

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.


     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $35,801 in 2004 and $56,246 in 2003.

Audit-Related Fees
------------------

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $13,400 in 2004 and $6,500 in 2003.

         Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

Tax Fees
--------

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,550 in 2004 and $2,450 in 2003.

         Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.



All Other Fees
--------------

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2004 and $0 for 2003

      (e)(1)  Disclose   the  audit   committee's   pre-approval   policies  and
              procedures   described  in  paragraph   (c)(7)  of  Rule  2-01  of
              Regulation S-X.

              Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving
              (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent auditors' engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Gabelli and any Covered Services
              Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.
      (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100%

                           (c) 100%

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2004 and $0 in 2003.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Vincent D. Enright and Anthony R. Pustorino.



ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                  GABELLI ASSET MANAGEMENT INC. AND AFFILIATES

 ------------------------------------------------------------------------------

                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS
 ------------------------------------------------------------------------------





         Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

         These procedures will be used by GAMCO Investors, Inc., Gabelli Funds, LLC and Gabelli Advisers, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       PROXY VOTING COMMITTEE

     The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published by GAMCO Investors, Inc. in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee. As of December 31, 2004, the members are:



                  Bruce N. Alpert, Chief Operating Officer of Gabelli Funds, LLC

                  Ivan Arteaga, Portfolio Manager

                  Caesar M. P. Bryan, Portfolio Manager

                  Stephen DeTore, Deputy General Counsel

                  Joshua Fenton, Director of Buy-Side Research

                  Douglas R. Jamieson, Chief Operating Officer of GAMCO

                  James E. McKee, General Counsel

                  Karyn-Marie Prylucki, Director of Proxy Voting Services

                  William S. Selby, Managing Director of GAMCO

                  Howard F. Ward, Portfolio Manager

                  Peter D. Zaglio, Senior Vice President

         Peter D. Zaglio currently chairs the Committee. In his absence, the Director of Research will chair the Committee. Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

         In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is
(1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

         All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting
Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

         For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Legal Department believes that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

         Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

         Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

         If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II. SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

         If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III. CLIENT RETENTION OF VOTING RIGHTS

         If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

         - Operations

         - Legal Department

         - Proxy Department

         - Investment professional assigned to the account

         In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV. VOTING RECORDS

         The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers' staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

         If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the Proxy Voting Department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

         A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

                  [Adviser name]

                  Attn: Proxy Voting Department

                  One Corporate Center

                  Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V. VOTING PROCEDURES



1. Custodian banks, outside brokerage firms and First Clearing Corporation are responsible for forwarding proxies directly to GAMCO.

Proxies are received in one of two forms:

o Shareholder Vote Authorization Forms (VAFs) - Issued by ADP. VAFs must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.
o    Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account on an individual basis.

Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:

         Security Name and Cusip Number

         Date and Type of Meeting (Annual, Special, Contest)

         Client Name

         Adviser or Fund Account Number

         Directors' Recommendation

         How the Adviser voted for the client on each issue

         The rationale for the vote when it is appropriate

Records prior to the institution of the PROXY EDGE system include:

         Security name

         Type of Meeting (Annual, Special, Contest)

         Date of Meeting

         Name of Custodian

         Name of Client

         Custodian Account Number

         Adviser or Fund Account Number

         Directors' recommendation

         How the Adviser voted for the client on each issue

         Date the proxy statement was received and by whom

         Name of person posting the vote

         Date and method by which the vote was cast

o From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis. On an annual basis, all registered investment companies file their Proxy Voting History for the period July 1 - June 30 on Form N-PX.

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

o VAFs can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form.

o When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

o Banks and brokerage firms using the services at ADP:
  A call is placed to ADP requesting legal proxies. The VAFs are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight. A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

o Banks and brokerage  firms issuing  proxies  directly:
  The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

o A limited Power of Attorney appointing the attendee an Adviser representative.

o A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. votes have previously been cast, etc.).

o A sample ERISA and Individual contract.

o A sample of the annual authorization to vote proxies form.

o A copy of our most recent Schedule 13D filing (if applicable).

                                   APPENDIX A

                                PROXY GUIDELINES








                         ------------------------------

                         ------------------------------

                             PROXY VOTING GUIDELINES



                         ------------------------------
                         ------------------------------

                            GENERAL POLICY STATEMENT

It is the policy of GABELLI ASSET MANAGEMENT INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither FOR nor AGAINST management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

                               BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

o        Historical  responsiveness  to shareholders
           This may include such areas as:

           -Paying greenmail

           -Failure to adopt shareholder resolutions receiving a majority of shareholder votes

o        Qualifications
o        Nominating committee in place
o        Number of outside directors on the board
o        Attendance at meetings
o        Overall performance


                              SELECTION OF AUDITORS

In general, we support the Board of Directors' recommendation for auditors.

                           BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

                                CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place, we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

                        INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

o        Future use of additional shares
           -Stock split

           -Stock option or other executive compensation plan

           -Finance growth of company/strengthen balance sheet

           -Aid in restructuring

           -Improve credit rating

           -Implement a poison pill or other takeover defense

o Amount of stock currently authorized but not yet issued or reserved for stock option plans
o        Amount of additional stock to be authorized and its dilutive effect


We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

                               CONFIDENTIAL BALLOT

We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

                                CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

                     DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

                            EQUAL ACCESS TO THE PROXY

The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

                              FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

                                GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

NOTE: CONGRESS HAS IMPOSED A TAX ON ANY PARACHUTE THAT IS MORE THAN THREE TIMES THE EXECUTIVE'S AVERAGE ANNUAL COMPENSATION.

                            ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

               LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

                CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

                   MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

                                 MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

                                NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

                       OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

o        State of Incorporation
o        Management history of responsiveness to shareholders
o        Other mitigating factors

                                   POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

                                 REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

                               STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

o        Dilution of voting power or earnings per share by more than 10%
o        Kind of stock to be awarded, to whom, when and how much
o        Method of payment
o Amount of stock already authorized but not yet issued under existing stock option plans


                         SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.

               LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Provide the information specified in the table with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser" as defined in Rule 10b-18(a)(3) under the Exchange Act (17CFR 240-10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

                    REGISTRANT PURCHASES OF EQUITY SECURITIES

---------------------------------------------------------------------------------------------------------------------------------
                                                 (C) TOTAL NUMBER OF SHARES (OR       (D) MAXIMUM NUMBER (OR APPROXIMATE
             (A) TOTAL NUMBER    (B) AVERAGE       UNITS) PURCHASED AS PART OF      DOLLAR VALUE) OF SHARES (OR UNITS) THAT
               OF SHARES (OR    PRICE PAID PER     PUBLICLY ANNOUNCED PLANS OR            MAY YET BE PURCHASED UNDER
 PERIOD      UNITS) PURCHASED   SHARE (OR UNIT)             PROGRAMS                         THE PLANS OR PROGRAMS
---------------------------------------------------------------------------------------------------------------------------------
Month #1       Common - N/A        Common - N/A     Common - N/A                    Common - 23,047,887
07/01/04
through        Preferred Series A  Preferred        Preferred Series A - 500        Preferred Series A - 1,184,700 - 500 =
07/31/04       - 500               Series A -                                       1,184,200
                                   $23.12
---------------------------------------------------------------------------------------------------------------------------------
Month #2       Common - N/A        Common - N/A     Common - N/A                    Common - 23,071,898
08/01/04
through        Preferred Series A  Preferred        Preferred Series A - N/A        Preferred Series A - 1,184,200
08/31/04       - N/A               Series A - N/A
---------------------------------------------------------------------------------------------------------------------------------
Month #3       Common - N/A        Common - N/A     Common - N/A                    Common - 23,094,835
09/01/04
through        Preferred Series A  Preferred        Preferred Series A - N/A        Preferred Series A - 1,184,200
09/30/04       - N/A               Series A - N/A
---------------------------------------------------------------------------------------------------------------------------------
Month #4       Common - N/A        Common - N/A     Common - N/A                    Common - 23,118,184
10/01/04
through        Preferred Series A  Preferred        Preferred Series A - N/A        Preferred Series A - 1,184,200
10/31/04       - N/A               Series A - N/A
---------------------------------------------------------------------------------------------------------------------------------
Month #5       Common - N/A        Common - N/A     Common - N/A                    Common - 23,143,363
11/01/04
through        Preferred Series A  Preferred        Preferred Series A - N/A        Preferred Series A - 1,184,200
11/30/04       - N/A               Series A - N/A
---------------------------------------------------------------------------------------------------------------------------------
Month #6       Common - N/A        Common - N/A     Common - N/A                    Common - 28,947,268
12/01/04
through        Preferred Series A  Preferred        Preferred Series A - N/A        Preferred Series A - 1,184,200
12/31/04       - N/A               Series A - N/A
---------------------------------------------------------------------------------------------------------------------------------
Total          Common - N/A        Common - N/A     Common - N/A                    N/A

               Preferred Series A  Preferred        Preferred Series A - 500
               - 500               Series A -
                                   $23.12
---------------------------------------------------------------------------------------------------------------------------------

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced - The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund's quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b. The dollar amount (or share or unit amount) approved - Any or all common shares outstanding may be repurchased when the Fund's common shares are trading at a discount of 10% or more from the net asset value of the shares.

         Any or all preferred shares outstanding may be repurchased when the Fund's preferred shares are trading at a discount to the liquidation value of $25.00.

c. The expiration date (if any) of each plan or program - The Fund's repurchase plans are ongoing.

d. Each plan or program that has expired during the period covered by the table - The Fund's repurchase plans are ongoing.

e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. - The Fund's repurchase plans are ongoing.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, that is the subject of disclosure required by Item 2, filed as exhibit (a)(1) to the Registrant's Form N-CSR, filed on March 10, 2004 (Accession No. 0000935069-04-000466).

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Gabelli Utility Trust
            --------------------------------------------------------------------
By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date     March 9, 2005
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer
                           & Principal Financial Officer

Date     March 9, 2005
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.